Exhibit 99.1

Magnite Reports First Quarter 2026 Results
Contribution ex-TAC(1) Grows 10% Year-Over-Year
Contribution ex-TAC(1) from CTV Grows 30% Year-Over-Year and Now Over 50% of Total
NEW YORK, May 6, 2026 – Magnite (NASDAQ: MGNI), the largest independent sell-side advertising company, today reported its results of operations for the quarter ended March 31, 2026.
Q1 2026 Highlights:
•Revenue of $164.4 million, up 6% year-over-year
•Contribution ex-TAC(1) of $160.9 million, up 10% year-over-year, at the high end of the guidance range of $157 to $161 million
•Contribution ex-TAC(1) attributable to CTV of $82.3 million, up 30% year-over-year, within the guidance range of $81 to $83 million
•Contribution ex-TAC(1) attributable to DV+ of $78.6 million, down 5% year-over-year, exceeded high end of guidance of $76 to $78 million
•Net income of $4.4 million, or $0.03 per diluted share, compared to a net loss of $9.6 million, or $0.07 per share for Q1 2025
•Adjusted EBITDA(1) of $42.9 million, up 16% year-over-year, representing a 27% Adjusted EBITDA margin(2), compared to Adjusted EBITDA(1) of $36.8 million or a 25% margin in Q1 2025
•Non-GAAP earnings per share(1) of $0.13, compared to non-GAAP earnings per share(1) of $0.12 for Q1 2025
•Operating cash flow(3) of $23.3 million
Q2 2026 Expectations:
•Total Contribution ex-TAC(1) to be between $177 million and $181 million
•Contribution ex-TAC(1) attributable to CTV to be between $90 million and $92 million
•Contribution ex-TAC(1) attributable to DV+ to be between $87 million and $89 million
•Adjusted EBITDA operating expenses(4) to be between $115 million and $117 million
Full-Year 2026 Expectations:
•Reaffirm total Contribution ex-TAC(1) growth of at least 11%
•Reaffirm Adjusted EBITDA(1) percentage growth in the mid-teens
•Raise Adjusted EBITDA margin(2) to be at least 35.5% from greater than 35%
•Raise free cash flow(5) growth to be in the mid 30% range from greater than 30%

“Magnite once again exceeded total top and bottom line expectations, with growth paced by CTV at 30%. Our CTV success is broad based and supported by publisher, agency and DSP momentum. Buyer marketplaces coupled with ClearLine, live sports, and strong SMB trends continue to support the growth acceleration in CTV. AI is also becoming foundational in almost every area of our business, from agentic buying, to creative development, to inventory curation, to workflow. It is powering greater productivity throughout our ecosystem and company. We are starting to see some improvements in key areas of DV+, namely mobile app and commerce media partners. We also remain ready in our DV+ business, as it relates to pending remedies related to the Google trial.” said Michael G. Barrett, CEO of Magnite.

Magnite First Quarter 2026 Results Summary
(in millions, except per share amounts and percentages)
	Three Months Ended
	March 31, 2026	March 31, 2025	Change Favorable/ (Unfavorable)
Revenue	$164.4	$155.8	6%
Gross profit	$104.0	$93.0	12%
Contribution ex-TAC(1)	$160.9	$145.8	10%
Net income (loss)	$4.4	($9.6)	NM
Adjusted EBITDA(1)	$42.9	$36.8	16%
Adjusted EBITDA margin(2)	26.6%	25.2%	1.4 ppt
Basic earnings (loss) per share	$0.03	($0.07)	NM
Diluted earnings (loss) per share	$0.03	($0.07)	NM
Non-GAAP earnings per share(1)	$0.13	$0.12	8%

NM = Not meaningful

Footnotes:
(1)	Contribution ex-TAC, Adjusted EBITDA, and non-GAAP earnings per share are non-GAAP financial measures. Please see the discussion in the section called "Non-GAAP Financial Measures" and the reconciliations included at the end of this press release.
(2)	Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by Contribution ex-TAC.
(3)	Operating cash flow is calculated as Adjusted EBITDA less capital expenditures.
(4)	Adjusted EBITDA operating expenses is calculated as Contribution ex-TAC less Adjusted EBITDA.
(5)	Free cash flow is defined as operating cash flow (Adjusted EBITDA less capital expenditures) less net interest expense.

First Quarter 2026 Results Conference Call and Webcast:
The Company will host a conference call on May 6, 2026 at 1:30 PM (PT) / 4:30 PM (ET) to discuss the results for its first quarter of 2026.

Live conference call
Toll free number:	(844) 875-6911 (for domestic callers)
Direct dial number:	(412) 902-6511 (for international callers)
Passcode:	Ask to join the Magnite conference call
Simultaneous audio webcast:	http://investor.magnite.com under "Events and Presentations"

Conference call replay
Toll free number:	(855) 669-9658 (for domestic callers)
Direct dial number:	(412) 317-0088 (for international callers)
Passcode:	5995164
Webcast link:	http://investor.magnite.com under "Events and Presentations"
About Magnite
We’re Magnite (NASDAQ: MGNI), the world’s largest independent sell-side advertising company. Publishers use our technology to monetize their content across all screens and formats including CTV, online video, display, and audio. The world's leading agencies and brands trust our platform to access brand-safe, high-quality ad inventory and execute billions of advertising transactions each month. Anchored in bustling New York City, sunny Los Angeles, mile high Denver, historic London, colorful Singapore, and down under in Sydney, Magnite has offices across North America, EMEA, LATAM, and APAC.

Forward-Looking Statements:
This press release and management's prepared remarks during the conference call referred to above include, and management's answers to questions during the conference call may include, forward-looking statements, including statements based upon or relating to our expectations, assumptions, estimates, and projections. In some cases, you can identify forward-looking statements by terms such as "may," "might," "will," "objective," "intend," "should," "could," "can," "would," "expect," "believe," "design," "anticipate," "estimate," "predict," "potential," "plan" or the negative of these terms, and similar expressions. Forward-looking statements may include, but are not limited to, statements concerning the Company’s guidance or expectations with respect to future financial performance; acquisitions by the Company, or the anticipated benefits thereof; macroeconomic conditions or concerns related thereto; the growth of ad-supported programmatic connected television ("CTV"); our ability to use and collect data to provide our offerings; the scope and duration of client relationships; the fees we may charge in the future; key strategic objectives; anticipated benefits of new offerings; business mix; sales growth; benefits from supply path optimization; our ability to adapt to advancements in artificial intelligence ("AI"); the development of identity solutions; client utilization of our offerings; the impact of requests for discounts, rebates, or other fee concessions; our competitive differentiation; our market share and leadership position in the industry; market conditions, trends, and opportunities; the effects of regulatory developments or antitrust rulings on competitive dynamics in our industry; our litigation against Google LLC, or the anticipated benefits thereof; certain statements regarding future operational performance measures; and other statements that are not historical facts. These statements are not guarantees of future performance; they reflect our current views with respect to future events and are based on assumptions and estimates and subject to known and unknown risks, uncertainties and other factors that may cause our actual results, outcomes, performance or achievements, or the timing thereof, to be materially different from expectations or results projected or implied by forward-looking statements.
We discuss many of these risks, uncertainties, and additional factors that could cause actual results, outcomes, or timing thereof, to differ materially from those anticipated by our forward-looking statements under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," and elsewhere in this press release and in other filings we have made and will make from time to time with the Securities and Exchange Commission, or SEC, including our Annual Report on Form 10-K for the year ended December 31, 2025, our Quarterly Report on Form 10-Q for the period ended March 31, 2025, and subsequent filings. These forward-looking statements represent our estimates and assumptions only as of the date of the report in which they are included. Unless required by federal securities laws, we assume no obligation to update any of these forward-looking statements, or to update the reasons actual results or outcomes could differ materially from those anticipated, to reflect circumstances or events that occur after the statements are made. Without limiting the foregoing, any guidance we may provide will generally be given only in connection with quarterly and annual earnings announcements, without interim updates, and we may appear at industry conferences or make other public statements without disclosing material nonpublic information in our possession. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. Investors should read this press release and the documents that we reference in this press release and have filed or will file with the SEC completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements.

Non-GAAP Financial Measures and Operational Measures:
In addition to our GAAP results, we review certain non-GAAP financial measures to help us evaluate our business on a consistent basis, measure our performance, identify trends affecting our business, establish budgets, measure the effectiveness of investments in our technology and development and sales and marketing, and assess our operational efficiencies. These non-GAAP financial measures include Contribution ex-TAC, Adjusted EBITDA, Non-GAAP Income (Loss), and Non-GAAP Earnings (Loss) per share, each of which is discussed below.
These non-GAAP financial measures are not intended to be considered in isolation from, as substitutes for, or as superior to, the corresponding financial measures prepared in accordance with GAAP. You are encouraged to evaluate these adjustments, and review the reconciliation of these non-GAAP financial measures to their most comparable GAAP measures, and the reasons we consider them appropriate. It is important to note that the particular items we exclude from, or include in, our non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies. See "Reconciliation of Revenue to Gross Profit to Contribution ex-TAC," "Reconciliation of net income (loss) to Adjusted EBITDA," "Reconciliation of net income (loss) to non-GAAP income," and "Reconciliation of GAAP earnings (loss) per share to non-GAAP earnings per share" included as part of this press release.

We do not provide a reconciliation of our non-GAAP financial expectations for Contribution ex-TAC and Adjusted EBITDA, or a forecast of the most comparable GAAP measures, because the amount and timing of many future charges that impact these measures (such as amortization of future acquired intangible assets, acquisition-related charges, foreign exchange (gain) loss, net, stock-based compensation, impairment charges, provision or benefit for income taxes, and our future revenue mix), which could be material, are variable, uncertain, or out of our control and therefore cannot be reasonably predicted without unreasonable effort, if at all. In addition, we believe such reconciliations or forecasts could imply a degree of precision that might be confusing or misleading to investors.

Contribution ex-TAC:
Contribution ex-TAC is calculated as gross profit plus cost of revenue, excluding traffic acquisition cost ("TAC"). Traffic acquisition cost, a component of cost of revenue, represents what we must pay sellers for the sale of advertising inventory through our platform for revenue reported on a gross basis. Contribution ex-TAC is a non-GAAP financial measure that is most comparable to gross profit. We believe Contribution ex-TAC is a useful measure in facilitating a consistent comparison against our core business without considering the impact of traffic acquisition costs related to revenue reported on a gross basis.

Adjusted EBITDA:

We define Adjusted EBITDA as net income (loss) adjusted to exclude stock-based compensation expense, depreciation and amortization, including amortization of acquired intangible assets, impairment charges, interest income or expense, provision (benefit) for income taxes, and certain cash and non-cash based income or expenses that we do not consider indicative of our core operating performance, including, but not limited to foreign exchange gains and losses, acquisition and related items, gains or losses on extinguishment of debt, other debt refinancing expenses, certain litigation expenses, and non-operational real estate and other expenses (income), net. We believe Adjusted EBITDA is useful to investors in evaluating our performance for the following reasons:
•Adjusted EBITDA is widely used by investors and securities analysts to measure a company’s performance without regard to items such as those we exclude in calculating this measure, which can vary substantially from company to company depending upon their financing, capital structures, and the method by which assets were acquired.
•Our management uses Adjusted EBITDA in conjunction with GAAP financial measures for planning purposes, including the preparation of our annual operating budget, as a measure of performance and the effectiveness of our business strategies, and in communications with our board of directors concerning our performance. Adjusted EBITDA is also used as a metric for determining payment of cash incentive compensation.
•Adjusted EBITDA provides a measure of consistency and comparability with our past performance that many investors find useful, facilitates period-to-period comparisons of operations, and also facilitates comparisons with other peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results.
Although Adjusted EBITDA is frequently used by investors and securities analysts in their evaluations of companies, Adjusted EBITDA has limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of our results of operations as reported under GAAP. These limitations include:
•Stock-based compensation is a non-cash charge and will remain an element of our long-term incentive compensation package, although we exclude it as an expense when evaluating our ongoing operating performance for a particular period.
•Depreciation and amortization are non-cash charges, and the assets being depreciated or amortized will often have to be replaced in the future, but Adjusted EBITDA does not reflect any cash requirements for these replacements.
•Impairment charges are non-cash charges related to goodwill, intangible assets and/or long-lived assets.
•Adjusted EBITDA does not reflect certain cash and non-cash charges related to acquisition and related items, such as amortization of acquired intangible assets, merger, acquisition, or restructuring related severance costs, certain transaction expenses, and changes in the fair value of contingent consideration.
•Adjusted EBITDA does not reflect cash and non-cash charges related to interest income and interest expense and certain financing transactions such as gains or losses on extinguishment of debt or other debt refinancing expenses.
•Adjusted EBITDA does not reflect cash requirements for income taxes and the cash impact of other income or expense.
•Adjusted EBITDA does not reflect litigation expenses for specific proceedings.
•Adjusted EBITDA does not reflect certain non-operational real estate and other (income) and expense, net.

•Adjusted EBITDA does not reflect changes in our working capital needs, capital expenditures, or contractual commitments.
•Other companies may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.
Our Adjusted EBITDA is influenced by fluctuations in our revenue, cost of revenue, and the timing and amounts of the cost of our operations. Adjusted EBITDA should not be considered as an alternative to net income (loss), income (loss) from operations, or any other measure of financial performance calculated and presented in accordance with GAAP.

Non-GAAP Income (Loss) and Non-GAAP Earnings (Loss) per Share:
We define non-GAAP earnings (loss) per share as non-GAAP income (loss) divided by non-GAAP weighted-average shares outstanding. Non-GAAP income (loss) is equal to net income (loss) excluding stock-based compensation, cash and non-cash based merger, acquisition, and restructuring costs, which consist primarily of professional service fees associated with merger and acquisition activities, cash-based employee termination costs, and other restructuring activities, including facility closures, relocation costs, contract termination costs, and impairment costs of abandoned technology associated with restructuring activities, amortization of acquired intangible assets, gains or losses on extinguishment of debt, certain litigation expense, non-operational real estate and other expenses or income, foreign currency gains and losses, interest expense associated with Convertible Senior Notes, other debt refinance expenses, and the tax impact of these items. In periods in which we have non-GAAP income, non-GAAP weighted-average shares outstanding used to calculate non-GAAP earnings per share includes the impact of potentially dilutive shares. Potentially dilutive shares consist of stock options, restricted stock units, performance stock units, and potential shares issued under the Employee Stock Purchase Plan, each computed using the treasury stock method, and the impact of shares that would be issuable assuming conversion of all of the Convertible Senior Notes, calculated under the if-converted method. We believe non-GAAP earnings (loss) per share is useful to investors in evaluating our ongoing operational performance and our trends on a per share basis, and also facilitates comparison of our financial results on a per share basis with other companies, many of which present a similar non-GAAP measure. However, a potential limitation of our use of non-GAAP earnings (loss) per share is that other companies may define non-GAAP earnings (loss) per share differently, which may make comparison difficult. This measure may also exclude expenses that may have a material impact on our reported financial results. Non-GAAP earnings (loss) per share is a performance measure and should not be used as a measure of liquidity. Because of these limitations, we also consider the comparable GAAP measure of net income (loss).
Investor Relations Contact
Nick Kormeluk
(949) 500-0003
nkormeluk@magnite.com
Media Contact
Charlstie Veith
(516) 300-3569
press@magnite.com

MAGNITE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(unaudited)

	March 31, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$184,648	$553,362
Accounts receivable, net	1,430,657	1,301,955
Prepaid expenses and other current assets	32,276	26,261
TOTAL CURRENT ASSETS	1,647,581	1,881,578
Property and equipment, net	115,865	108,546
Right-of-use lease assets	74,655	66,611
Internal use software development costs, net	29,416	28,799
Intangible assets, net	9,816	12,445
Goodwill	983,902	983,902
Other assets, non-current	85,272	82,494
TOTAL ASSETS	$2,946,507	$3,164,375
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$1,589,636	$1,607,664
Lease liabilities, current	21,737	20,163
Debt, current, net of debt issuance costs	3,632	208,447
Other current liabilities	5,903	5,462
TOTAL CURRENT LIABILITIES	1,620,908	1,841,736
Debt, non-current, net of debt discount and issuance costs	347,217	347,665
Lease liabilities, non-current	57,081	50,085
Other liabilities, non-current	3,394	2,539
TOTAL LIABILITIES	2,028,600	2,242,025
STOCKHOLDERS' EQUITY
Common stock	2	2
Additional paid-in capital	1,431,531	1,440,358
Accumulated other comprehensive loss	(1,479)	(1,451)
Accumulated deficit	(512,147)	(516,559)
TOTAL STOCKHOLDERS' EQUITY	917,907	922,350
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,946,507	$3,164,375

MAGNITE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31, 2026	March 31, 2025
Revenue	$164,371	$155,771
Expenses (1)(2):
Cost of revenue	60,408	62,799
Sales and marketing	46,088	48,106
Technology and development	25,173	22,292
General and administrative	24,983	23,938
Total expenses	156,652	157,135
Income (loss) from operations	7,719	(1,364)
Other (income) expense:
Interest expense, net	4,557	5,177
Foreign exchange (gain) loss, net	(147)	2,217
Loss on extinguishment of debt	—	2,152
Other income	(422)	(423)
Total other expense, net	3,988	9,123
Income (loss) before income taxes	3,731	(10,487)
Benefit for income taxes	(681)	(853)
Net income (loss)	$4,412	$(9,634)
Earnings (loss) per share:
Basic	$0.03	$(0.07)
Diluted	$0.03	$(0.07)
Weighted average shares used to compute earnings (loss) per share:
Basic	143,541	141,852
Diluted	148,077	141,852

(1) Stock-based compensation expense included in our expenses was as follows:

	Three Months Ended
	March 31, 2026	March 31, 2025
Cost of revenue	$685	$572
Sales and marketing	8,374	9,144
Technology and development	4,718	4,635
General and administrative	5,908	6,858
Total stock-based compensation expense	$19,685	$21,209

(2) Depreciation and amortization expense included in our expenses was as follows:

	Three Months Ended
	March 31, 2026	March 31, 2025
Cost of revenue	$14,091	$13,025
Sales and marketing	106	2,448
Technology and development	124	69
General and administrative	46	59
Total depreciation and amortization expense	$14,367	$15,601

MAGNITE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Three Months Ended
	March 31, 2026	March 31, 2025
OPERATING ACTIVITIES:
Net income (loss)	$4,412	$(9,634)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	14,367	15,601
Stock-based compensation	19,685	21,209
Loss on extinguishment of debt	—	2,152
Amortization of debt discount and issuance costs	848	967
Non-cash lease expense	527	(516)
Deferred income taxes	(1,152)	154
Unrealized foreign currency (gain) loss, net	(3,010)	4,496
Other items, net	(23)	(101)
Changes in operating assets and liabilities:
Accounts receivable	(129,312)	147,859
Prepaid expenses and other assets	(7,965)	(11,469)
Accounts payable and accrued expenses	(21,402)	(166,353)
Other liabilities	2,259	(1,804)
Net cash (used in) provided by operating activities	(120,766)	2,561
INVESTING ACTIVITIES:
Purchases of property and equipment	(9,400)	(14,377)
Capitalized internal use software development costs	(3,720)	(2,821)
Net cash used in investing activities	(13,120)	(17,198)
FINANCING ACTIVITIES:
Proceeds from the Term Loan B Facility refinancing and repricing activities, net of debt discount	—	92,622
Repayment of the Term Loan B Facility from refinancing and repricing activities	—	(92,622)
Payment for debt issuance costs	—	(159)
Repayment of debt	(908)	—
Repurchase of Convertible Senior Notes	(205,067)	—
Proceeds from exercise of stock options	26	252
Purchase of treasury stock	(14,483)	(19,229)
Taxes paid related to net share settlement	(14,645)	(20,314)
Net cash used in financing activities	(235,077)	(39,450)
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	249	575
CHANGE IN CASH AND CASH EQUIVALENTS	(368,714)	(53,512)
CASH AND CASH EQUIVALENTS — Beginning of period	553,362	483,220
CASH AND CASH EQUIVALENTS — End of period	$184,648	$429,708

MAGNITE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS-(Continued)
(In thousands)
(unaudited)

	Three Months Ended
SUPPLEMENTAL DISCLOSURES OF OTHER CASH FLOW INFORMATION:	March 31, 2026	March 31, 2025
Cash paid for income taxes	$303	$571
Cash paid for interest	$6,288	$6,679
Capitalized assets financed by accounts payable and accrued expenses and other liabilities	$6,683	$8,133
Capitalized stock-based compensation	$590	$422
Operating lease right-of-use assets obtained in exchange for operating lease liabilities	$13,837	$11,692
Operating lease right-of-use assets reduction and corresponding non-cash adjustment to operating lease liabilities	$(150)	$2,047
Non-cash financing activity related to Amendment Nos. 1 and 2 to the 2024 Credit Agreement	$—	$270,555

MAGNITE, INC.
CALCULATION OF BASIC AND DILUTED EARNINGS (LOSS) PER SHARE
(In thousands, except per share data)
(unaudited)

	Three Months Ended
	March 31, 2026	March 31, 2025

Basic Earnings (Loss) Per Share:
Net income (loss)	$4,412	$(9,634)
Weighted-average common shares outstanding used to compute basic earnings (loss) per share	143,541	141,852
Basic earnings (loss) per share	$0.03	$(0.07)

Diluted Earnings (Loss) Per Share:
Net income (loss) used to calculated diluted earnings (loss) per share	$4,412	$(9,634)

Weighted-average common shares outstanding used to compute basic earnings (loss) per share	143,541	141,852
Dilutive effect of weighted-average restricted stock units	2,342	—
Dilutive effect of weighted-average common stock options	1,616	—
Dilutive effect of weighted-average performance stock units	551	—
Dilutive effect of weighted-average Employee Stock Purchase Plan shares	27	—
Weighted-average shares used to compute diluted earnings (loss) per share	148,077	141,852
Diluted earnings (loss) per share	$0.03	$(0.07)

MAGNITE, INC.
RECONCILIATION OF REVENUE TO GROSS PROFIT TO CONTRIBUTION EX-TAC
(In thousands)
(unaudited)

	Three Months Ended
	March 31, 2026	March 31, 2025
Revenue	$164,371	$155,771
Less: Cost of revenue	60,408	62,799
Gross Profit	103,963	92,972
Add back: Cost of revenue, excluding TAC	56,941	52,876
Contribution ex-TAC	$160,904	$145,848

MAGNITE, INC.
RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA
(In thousands)
(unaudited)

	Three Months Ended
	March 31, 2026	March 31, 2025
Net income (loss)	$4,412	$(9,634)
Add back (deduct):
Stock-based compensation expense	19,685	21,209
Depreciation and amortization expense, excluding amortization of acquired intangible assets	11,737	8,218
Amortization of acquired intangibles	2,630	7,383
Interest expense, net	4,557	5,177
Benefit for income taxes	(681)	(853)
Foreign exchange (gain) loss, net	(147)	2,217
Loss on extinguishment of debt	—	2,152
Other debt refinancing expense	—	967
Litigation expense (1)	640	—
Non-operational real estate and other (income) expense, net	28	(36)
Adjusted EBITDA	$42,861	$36,800

(1) Litigation expense includes professional and legal expenses related to the Google Action and defense costs relating to class action privacy litigation. For additional information, see the "Regulatory Developments and Google Litigation" section and Part II, Item 1. "Legal Proceedings" within our Quarterly Report on Form 10-Q for the period ended March 31, 2026.

MAGNITE, INC.
RECONCILIATION OF NET INCOME (LOSS) TO NON-GAAP INCOME
(In thousands)
(unaudited)

	Three Months Ended
	March 31, 2026	March 31, 2025
Net income (loss)	$4,412	$(9,634)
Add back (deduct):
Stock-based compensation expense	19,685	21,209
Merger, acquisition, and restructuring costs, including amortization of acquired intangibles and excluding stock-based compensation expense	2,630	7,383
Foreign exchange (gain) loss, net	(147)	2,217
Loss on extinguishment of debt	—	2,152
Other debt refinancing expense	—	967
Litigation expense (1)	640	—
Non-operational real estate and other (income) expense, net	28	(36)
Interest expense, Convertible Senior Notes	359	421
Tax effect of Non-GAAP adjustments (2)	(7,638)	(6,822)
Non-GAAP income	$19,969	$17,857

(1) Litigation expense includes professional and legal expenses related to the Google Action and defense costs relating to class action privacy litigation. For additional information, see the "Regulatory Developments and Google Litigation" section and Part II, Item 1. "Legal Proceedings" within our Quarterly Report on Form 10-Q for the period ended March 31, 2026.

(2) Non-GAAP income includes the estimated tax impact from the reconciling items between net income (loss) and non-GAAP income.

MAGNITE, INC.
RECONCILIATION OF GAAP EARNINGS (LOSS) PER SHARE TO NON-GAAP EARNINGS PER SHARE
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31, 2026	March 31, 2025
GAAP earnings (loss) per share (1):
Basic	$0.03	$(0.07)
Diluted	$0.03	$(0.07)

Non-GAAP income (2)	$19,969	$17,857
Non-GAAP earnings per share	$0.13	$0.12

Weighted-average shares used to compute basic earnings (loss) per share	143,541	141,852
Dilutive effect of weighted-average common stock options, RSUs, and PSUs	4,509	8,191
Dilutive effect of weighted-average ESPP shares	27	65
Dilutive effect of weighted-average Convertible Senior Notes	2,639	3,210
Non-GAAP weighted-average shares outstanding	150,716	153,318

(1) Calculated as net income (loss) divided by basic and diluted weighted-average shares used to compute basic and diluted earnings (loss) per share as included in the condensed consolidated statement of operations.

(2) Refer to reconciliation of net income (loss) to non-GAAP income.

MAGNITE, INC.
CONTRIBUTION EX-TAC BY CHANNEL
(In thousands)
(unaudited)

	Contribution ex-TAC
	Three Months Ended
	March 31, 2026		March 31, 2025
Channel:
CTV	$82,269	51%	$63,225	43%
Mobile	55,351	34%	58,008	40%
Desktop	23,284	15%	24,615	17%
Total	$160,904	100%	$145,848	100%